Mystic Dam, Montana Midwest Investor Update October 2-3, 2019 8-K October 2, 2019

2 Forward Looking Statements Forward Looking Statements O’Dell Creek - Madison River Valley - Montana During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation Corporate Office Investor Relations Officer dba: NorthWestern Energy 3010 West 69th Street Travis Meyer Ticker: NWE Sioux Falls, SD 57108 605-978-2967 Trading on the NYSE (605) 978-2900 travis.meyer@northwestern.com www.northwesternenergy.com

3 About NorthWestern South Dakota Operations Electric 63,800 customers 3,572 miles – transmission & distribution lines 440 MW nameplate owned power generation Natural Gas 46,900 customers 1,697 miles of transmission and distribution pipeline Montana Operations Electric 374,000 customers 24,767 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 199,200 customers 6,881 miles of transmission and distribution pipeline Nebraska Operations 17.75 Bcf of gas storage capacity Natural Gas Own 51.7 Bcf of proven natural gas reserves 42,500 customers 795 miles of distribution pipeline Data as of 12/31/2018

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NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility
- 100% regulated electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~55% hydro, wind & solar

Solid Utility Foundation
- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow
- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2020
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects
- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics
- Debt to total capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield)
- Targeted dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services — Governance, Risk and Compliance — Leadership Awards 2015 — Winner

2015 Utility Customer Champion Residential — Cogent Reports

Forbes 2013 America's Most Trustworthy Companies

Corporate Governance Awards 2014 Corporate Secretary Winner

corpedia ETHICS. ELEVATED.

5 A Diversified Electric and Gas Utility (1) September 2018 Montana electric rate review, filed (1) with rate base of $2.34 billion, calculated with 13th month average and known and measurable adjustments. NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Over $3.6 billion of rate base investment to serve our customers Data as reported in our 2018 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

6 Highly Carbon-Free Supply Portfolio Based upon 2018 MWH’s of owned and long-term contracted resources. Approximately 55% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

7 Strong Utility Foundation . Solid and improving JD Power Overall Customer Satisfaction Scores . Residential electric and natural gas rates below national average . Solid electric system reliability and low gas leaks per mile

8 Solid Economic Indicators Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2017/201 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories in-line or better than the National Average.

9 A History of Growth $3.30-$3.50 $3.10 - $3.30 $2.60$3.20 - $2.75-$3.40 2009-2018 CAGR’s: GAAP EPS: 7.6% - Non-GAAP EPS: 5.9% - Dividend: 5.7% See appendix for “Non-GAAP Financial Measures”

10 Track Record of Delivering Results * Peer Group: ALE, AVA, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR & SR Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 8 years with average of 10.3%. Total Shareholder Return is better than our 12 peer average for the 1 & 10 year periods but lags in the 3 & 5 year periods, due in part to regulatory concerns in Montana. See appendix for “Non-GAAP Financial Measures”

11 Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2018 CAGRs Estimated Rate Base: 12.2% GAAP Diluted EPS: 8.3% 2008-2018 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.4%) 2008-2018 CAGRs US average electric bill: 1.9%* US average natural gas bill: (2.7%)**

12 Balance Sheet Strength and Liquidity Investment grade credit ratings, generally liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023.

13 Strong Cash Flows While maintenance capex and total dividend payments have continued to grow since 2011 (11.9% and 11.2% CAGR respectively), Cash Flow from Operations (CFO) has, on average, exceeded maintenance capex and dividend payments by approximately $7 million per year. Note: 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. We expect NOLs to be available into 2020 with alternative minimum tax credits and production tax credits to be available into 2022 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach 10% by 2023. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs)

14 Earnings Growth $3.30-$3.45 $3.10 - $3.30 $2.60 - $2.75 Non-GAAP Adjusted EPS Growth averaged 6.3% from 2013-2018 We are not providing 2019 EPS guidance at this time due to the pending Montana rate case. However, continued investment in our system to serve our customers and communities is expected to provide a targeted long term 6-9% total return to our investors through a combination of earnings growth and dividend yield. Negative outcomes in upcoming regulatory proceedings could result in near-term returns below our 6-9% targeted range. Generation investment to reduce or eliminate our capacity shortfall See appendix for additionalcould disclosures allow us regardingto achieve “Non the-GAAP higher Financial-end Measures of our” range over the long term. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”.

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Recent Significant Achievements

Strong year for safety at NorthWestern

- Continue to be a top performer among Edison Electric Institute member companies.

Record best customer satisfaction scores with JD Power & Associates

- Once again received our best JD Powers overall satisfaction survey score.

Best electric reliability scores

- Low SAIDI (System Average Interruption Duration Index) and SAIFI (System Average Interruption Frequency Index) in 2018. Especially significant considering the rugged service territories served.

Corporate Governance Finalist

- In 2018 NorthWestern's proxy statement was again recognized as a finalist (6 times out of the last 7 years) for "Best Proxy Statement (Small to Mid Cap)" by *Corporate Secretary Magazine*. We won the award in 2014.

Board Diversity Recognition

- Recognized for gender diversity on its board of directors by 2020 Women on Boards. Three of the company's eight independent directors are female.

Best Investor Relations Program

- Recognized, in 2018, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls.


Environmental stewardship:
our commitment in action
2017
NorthWestern Energy

Environmental, Social and Governance Reporting

- Published EEI's ESG / Sustainability reporting template in December 2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment to the stewardship of natural resources and our sustainable business practices.

Acquired Two Dot Wind Farm

- June 2018 acquired 9.7 MW wind project, near Geyser, Montana, for $18.5 million.

NorthWestern Energy
Delivering a Bright Future

16 Looking Forward Regulatory • MPSC decision on Montana general electric rate review expected in fourth quarter 2019. • FERC rate case filed in May 2019 for associated Montana transmission assets. Continue to Invest in our T&D infrastructure • Comprehensive infrastructure capital investment program to ensure safety, capacity and reliability. • Natural gas pipeline investment (SAFE PIPES Act, Integrity Verification Process and Pipeline & Hazardous Materials Safety Administration proposed regulations). • Grid modernization, advanced distribution management system and advanced metering infrastructure investment. NWE plans to join Western Energy Imbalance Market (EIM) • Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability. Cost Control Efforts • Continue to monitor costs, including labor, benefits and property tax valuations to mitigate increases. Advance Electricity Resource Planning efforts in South Dakota and Montana

17 Montana Electric Rate Case September 2018 Filing (Docket D2018.2.12) Black Eagle Power House • Filed based on 2017 test year and $2.34 billion of rate base. The filing also requests approval to: • Capitalize Demand Side Management Costs; • Requested $34.9 million annual increase to electric rates. • Establish a new baseline for PCCAM costs; • On April 5, 2019, we filed rebuttal testimony that updated and • Place Two Dot Wind in rate base; and lowered our requested increase to $30.7 million. This update • Create new net metering customer class and rate responded to intervenor testimony and included certain known for new residential private generation. and measurable adjustments. • Request includes a 10.65% return on equity, 4.26% cost of debt, 49.4% equity & 7.42% return on rate base1 • In March 2019, the MPSC issued an order approving an increase in rates of approximately $10.5 million on an interim and refundable basis effective April 1, 2019. Update • In May 2019, we reached a settlement with all parties who filed comprehensive revenue requirement, cost allocation, and rate design testimony in our Montana electric rate case. If the MPSC approves the settlement, it will result in an annual increase to electric revenue of approximately $6.5 million (based upon a 9.65% return on equity and rate base and capital structure as filed) and an annual decrease in depreciation expense of approximately $9 million. • A comprehensive hearing was held in May 2019. • NorthWestern’s final post hearing reply brief was filed on August 28th. • MPSC staff recommendations (per September 26th memo) generally support settlement provisions. Next Steps • We expect a final order from the MPSC during the fourth quarter of 2019. • As of June 30, 2019 we have recognized revenue of approximately $1.2 million, reduced depreciation expense by approximately $4.5 million, and have deferred revenue of approximately $0.8 million based on the proposed settlement. 1. Except for Colstrip Unit 4 which has an lifetime ROR of 8.25% per D2008.6.69 (Order No. 6925f)

18 South Dakota Electricity Supply Resource Plan South Dakota • Published fall of 2018, the plan focuses on modernization of our fleet to improve reliability and flexibility, maintain compliance in Southwest Power Pool, and lowering operating costs. The plan identifies 90MWs of existing generation that should be retired and replaced over the next 10 years. In addition, we are currently installing 8MWs of mobile capacity generation, with units expected to be operational in early 2020. • April 15, 2019, we issued a 60MW all-source RFP to provide capacity for South Dakota customers by the end of 2021. Bids were due July 22, 2019. • 10 bidders submitted proposals for 32 different projects to a the third-party process administrator. NorthWestern submitted a brownfield + EPC (Engineering, Procurement, and Construction) project for evaluation. • Final project selection is anticipated in November with contracts and construction to commence by year-end 2019. The all-source capacity additions discussed for both South Dakota and Montana are subject to a competitive solicitation process administered by independent evaluators. As a result, we have not Echo Lake Nordic Trail included the necessary capital investment in our current five year capital forecast. These additions could increase our capital spending in excess of $200 million over the next five years. http://www.northwesternenergy.com/docs/default-source/documents/investor/sd-2018-plan.pdf

19 Montana Electricity Supply Resource Plan Montana • The draft plan was filed in early March 2019 followed by a 60 day public comment period. • The final plan, including responses to public comment, was filed August 20th. • The plan demonstrates an urgent need for additional flexible capacity that will address the changing energy landscape in Montana. This will also enable our participation in the Western EIM and help meet our customers’ energy needs in a reliable and affordable manner. • We are currently 630 MW short of our peak needs, which we procure in the market. We forecast that our energy portfolio will be 725 MW short by 2025 with the expiration of an existing long-term contract and a modest increase in customer demand. • Planned regional retirements of 3,500 MW of coal-fired generation are forecasted by the Northwest Power and Conservation Council causing regional energy shortages as early as 2021. • We expect to solicit competitive all-source proposals in late 2019 for peaking capacity available by 2022. We expect the process will be repeated in subsequent years to provide a resource-adequate energy and capacity portfolio by 2025. The all-source capacity additions discussed for both South Dakota and Montana are subject to a Echo Lake Nordic Trail competitive solicitation process administered by independent evaluators. As a result, we have not included the necessary capital investment in our current five year capital forecast. These additions could increase our capital spending in excess of $200 million over the next five years. https://www.northwesternenergy.com/our-company/regulatory-environment/2019-electricity-supply-resource-procurement-plan

20 Capital Investment Forecast $1.6 billion of total capital investment over five years We anticipate funding the expenditures with a combination of cash flows (aided by NOLs available into 2020) and long- term debt issuances. Significant capital investments that are not in the above projections or further negative regulatory actions could necessitate additional equity funding. Continued investment in our system to serve our customers and communities is expected to provide a targeted long term 6-9% total return to our investors through a combination of earnings growth and dividend yield. However, negative outcomes in upcoming regulatory proceedings may Capital projections above do not include investment necessary to result in near-term returns address capacity issues as identified in the South Dakota and below our 6-9% targeted range. Montana Electricity Supply Resource Procurement Plans.

21 Conclusion Best Attractive Pure Strong Solid Utility Practices Future Electric & Earnings & Foundation Corporate Growth Gas Utility Cash Flows Governance Prospects

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Appendix 23 Summary Financial Results (Six Months Ended June 30) (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Appendix 24 Gross Margin (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2019 2018 Variance(1) Electric $ 373.0 $ 371.2 $ 1.8 0.5% Natural Gas 110.4 103.8 6.6 6.4% Total Gross Margin $ 483.4 $ 475.0 $ 8.4 1.8% Increase in gross margin due to the following factors: (1) Gross Margin, defined as $13.5 Tax Cuts and Jobs Act impact revenues less cost of sales, is a non-GAAP 8.7 Natural gas retail volumes Measure See appendix 5.0 Electric retail volumes for additional disclosure. 3.0 Montana electric supply cost recovery 1.2 Montana electric rates, consistent with proposed settlement & subject to refund (20.9) Electric QF liability adjustment (2.3) Electric transmission (2.2) Montana natural gas rates 0.1 Other $6.1 Change in Gross Margin Impacting Net Income $2.9 Property taxes recovered in trackers 0.3 Production tax credits flowed-through trackers (0.5) Operating expenses recovered in trackers $2.3 Change in Gross Margin Offset Within Net Income $8.4 Increase in Gross Margin

Appendix 25 Weather (Six Months Ended June 30) We estimate favorable weather through the first 6 months of 2019 has contributed approximately $13.7M pretax benefit as compared to normal and $10.3M pretax benefit as compared to the same period in 2018.

Appendix 26 Operating Expenses (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2019 2018 Variance Operating, general & admin. $ 161.9 $ 148.2 $ 13.7 9.2% Property and other taxes 89.1 85.9 3.2 3.7% Depreciation and depletion 86.6 87.3 (0.7) (0.8%) Operating Expenses $ 337.6 $ 321.4 $ 16.2 5.0% Increase in Operating, general & admin expense due to the following factors: $3.3 Generation maintenance costs 2.8 Hazard trees 2.5 Employee benefits 1.1 Labor 1.0 Legal costs 4.3 Other $15.0 Change in OG&A Items Impacting Net Income ($3.6) Pension and other postretirement benefits (0.9) Operating expense recovered in trackers 3.2 Non-employee directors deferred compensation ($1.3) Change in OG&A Items Offset Within Net Income $13.7 Increase in Operating, General & Administrative Expenses $3.2 million increase in property and other taxes due primarily to plant additions and higher annual estimated property valuations in Montana. $0.7 million decrease in depreciation expense primarily due to the depreciation adjustment consistent with the proposed settlement in our Montana electric rate case..

Appendix 27 Operating to Net Income (Six Months Ended June 30) (dollars in millions) Six Months Ended June 30, 2019 2018 Variance Operating Income $ 145.8 $ 153.7 $ (7.9) (5.1%) Interest Expense (47.3) (46.2) (1.1) (2.4%) Other Income / (Expense) 1.3 (0.3) 1.6 533.3% Income Before Taxes 99.8 107.3 (7.5) (7.0%) Income Tax Benefit / (Expense) 20.7 (5.0) 25.7 514.0% Net Income $ 120.5 $ 102.3 $ 18.2 17.8% $1.1 million increase in interest expenses was primarily due to higher borrowings. $1.6 million improvement in other income was due to higher capitalization of AFUDC. In addition, a $3.2 million increase in the value of deferred shares held in trust for non-employee directors deferred compensation was offset by a $3.6 million decrease in other pension expense, both of which are offset in operating, general, and administrative expense with no impact to net income. $25.7 million decrease in income tax expense. The income tax benefit for 2019 reflects the release of approximately $22.8 million of unrecognized tax benefits, including approximately $2.7 million of accrued interest and penalties, due to the lapse of statutes of limitation in the second quarter of 2019. Our effective tax rate for the six months ended June 30, 2019 was negative 20.7% as compared with 4.7% for the same period of 2018. We expect our 2019 effective tax rate to range between negative 7 and negative 12%.

Appendix 28 Income Tax Reconciliation (Six Months Ended June 30)

Appendix 29 Adjusted Non-GAAP Earnings (Six Months Ended June 30) The adjusted non- GAAP measures presented in the table are being shown to reflect significant items that were non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Due to our expectations regarding remeasurement of our Qualifying Facilities (QF) liability, we no longer reflect this adjustment as a non-GAAP measure. Absent a QF liability adjustment, our 2018 Adjusted Non-GAAP Diluted EPS would have been $0.89 and $2.00 for the three and six months ended June 30, 2018, respectively. The 2019 QF adjustment, as noted in our gross margin discussion herein, was $6.3 million ($3.3 million liability reduction plus $3.0 million lower actual output and pricing).

Appendix 30 Qualified Facility Earnings Adjustment The gain in 2019 for our QF liability was $6.3 million in total, it was comprised of $3.3 million adjustment to the liability and $3.0 million lower actual costs over last 12 months (QF contract year). This $6.6 million benefit is $20.9 million less than the $27.2 million total benefit we recognized in Q2 last year. Due to our expectations regarding remeasurement of our QF liability, we no longer reflect this adjustment as a non-GAAP measure. Absent a QF liability adjustment, our 2018 Adjusted Non-GAAP Diluted EPS would have been $0.89 and $2.00 for the three and six months ended June 30, 2018, respectively. Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

Appendix 31 Balance Sheet Improvement in debt to capitalization ratio; which is now closer to bottom end of 50%-55% targeted range.

Appendix 32 Cash Flow Cash from operating activities decreased by ~$103M primarily due to the under collection of supply costs from customers in 2019 as compared with an over collection in 2018 resulting in ~$39M in reduction of working capital, credits to Montana customers during the current period related to the Tax Cuts and Jobs Act of ~$20.5M, transmission generation interconnection refunds in the current period compared with deposits in the prior period decreasing working capital by ~$18.8M and the receipt of insurance proceeds of ~%6.1M during the first quarter of 2018.

33 Estimated Impacts of the Tax Cuts & Jobs Act Montana: In December 2018, the MPSC approved a settlement agreement providing a $20.5 million one-time customer credit to electric and natural gas customers. In addition, the settlement provides: • A $1.3 million annual reduction in natural gas rates beginning 2019 and funds for low-income energy assistance and weatherization. • Agreement of the parties not to oppose our request to include up to $3.5 million of costs to address hazard tree removal in our 2018 Spion Kop wind farm - Montana electric rate review filing. • Issues related to the revaluation of deferred income taxes will also be addressed in rate review. South Dakota: In September 2018, the SDPUC approved a settlement that resulted in a $3.0 million customer credit in the fourth quarter of 2018 and a two-year rate moratorium (until January 1, 2021). Nebraska: In August 2018, the NPSC approved a settlement to evaluate the impact of the TCJA on an annual basis and had no impact on our financial statements. Consolidated Impact: 2018 results included a net benefit related to the impact of the TCJA, which includes: • An income tax benefit of $19.8 million due to final revaluation of deferred income tax liabilities. • A net loss of $6.1 million resulting from $23.5 million in customer credits from approved tax settlements partially offset by a $17.4 million reduction in income tax expense due to the reduction in federal tax rate. • $3.3 million of expense related to our hazard tree program as agreed in our Montana settlement. Our initial filing with the MPSC instead proposed using a portion of the TCJA benefits to fund this expenditure. We expect a reduction in our cash flows from operations ranging from $20 - $22 million in 2019, as a result of one-time customer credits. We expect NOLs to be available into 2020 with alternative minimum tax credits and production tax credits to be available into 2022 to reduce cash taxes. Additionally, we estimate that our effective income tax rate to range from 0% to 5% in 2019 and our effective tax rate to reach 10% by 2023.

34 Montana State and Regional Coal Retirements The total planned energy generation reductions in the Pacific Northwest region exceed 3,600 MWs through 2032. The Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern Energy’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk to NorthWestern Energy’s customers because of the reduced energy supply availability.

Appendix 35 NorthWestern Energy Profile (1) Rate base reflects amounts on which we are authorized to earn a return. (2) Rate base amounts are estimates as of December 31, 2018 (3) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and DGGS are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (4) For those items marked as “n/a” the respective settlement and/or order was not specific as to these terms. Note: Data as reported in our 2018 10-K September 2018 Montana electric rate review, filed with rate base of $2.34 billion, calculated with 13th month average and known and measurable adjustments.

Appendix 36 2018 System Statistics (1) (2) Note: Statistics above are as of 12/31/2018 (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker

37 Solid Leadership & Corporate Governance Board of Directors (left to right) Stephan Adik – Chairman of the Board - Independent Director since November 1, 2004 Anthony Clark – Independent Director since December 6, 2016 – Governance & Innovation and Human Resources Committees Dana Dykhouse – Independent Director since January 30, 2009 – Human Resources (Chair) and Audit Committees Jan Horsfall – Independent Director since April 23, 2015 – Audit and Governance & Innovation Committees Britt Ide – Independent Director since April 27, 2017 – Governance & Innovation Committee Julia Johnson – Independent Director since November 1, 2004 – Governance & Innovation (Chair) and Human Resources Committees Robert Rowe - CEO & President – Director since August 13, 2008 Linda Sullivan – Independent Director since April 27, 2017 – Audit (Chair) and Human Resources Committees Executive Management Team (left to right) Robert Rowe - President & CEO – current position since 2008 Brian Bird – CFO – current position since 2003 Michael Cashell – VP Transmission – current position since 2011 Heather Grahame – VP Regulatory & General Counsel – current position since 2010 John Hines – VP Supply – current position since 2011 Crystal Lail – VP & Controller – current position since 2015 Curtis Pohl – VP Distribution – current position since 2003 Bobbi Schroeppel – VP Customer Care, Communications & Human Resources – current position since 2002

Appendix 38 Our Commissioners

Appendix 39 Non-GAAP Financial Measures (1 of 3) These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Appendix 40 Non-GAAP Financial Measures (2 of 3) Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.

Appendix 41 Non-GAAP Financial Measures (3 of 3) The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

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